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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 10, 2008


                            BSD MEDICAL CORPORATION
             Exact name of registrant as specified in its charter)


         Delaware                   0-10783                 75-1590407
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(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)            File Number)            Identification)


                              2188 West 2200 South
                           Salt Lake City, Utah 84119
           Address of principal executive offices, including Zip Code)
       Registrant's telephone number, including area code: (801) 972-5555


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

         On April 8, 2008, the officers of BSD Medical Corporation (the "Company"), pursuant to authorization by the Company's Board of Directors, notified the American Stock Exchange ("AMEX") that the Company intends to voluntarily withdraw its listing of its common stock, $.001 par value (the "Common Stock") on the AMEX in order to transfer its listing to The NASDAQ Stock Market LLC ("NASDAQ").

         The Company anticipates that its common stock will commence trading on NASDAQ on or about April 22, 2008, and will trade under the symbol "BSDM".


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 10, 2008
                                               By: /s/ Hyrum A. Mead
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                                               Hyrum A. Mead
                                               President











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